Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements give effect to the Business Combination under the acquisition method of accounting in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). The Business Combination will be accounted for as a reverse merger in accordance with accounting principles generally accepted in the United States of America. Under this method of accounting, JM Global will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Sunlong comprising the ongoing operations of the combined company, Sunlong’s senior management comprising the senior management of the combined company, and Sunlong stockholders having a majority of the voting power of the combined company. For accounting purposes, Sunlong will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Sunlong (i.e., a capital transaction involving the issuance of stock by JM Global for the stock of Sunlong). Accordingly, the consolidated assets, liabilities and results of operations of Sunlong will become the historical financial statements of the combined company, and JM Global’s assets, liabilities and results of operations will be consolidated with Sunlong beginning on the acquisition date.

The historical consolidated financial information has been adjusted in these unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the Business Combination (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the post-combination company. The unaudited pro forma condensed combined balance sheet is based on the historical unaudited consolidated balance sheet of Sunlong, and the unaudited balance sheet of JM Global, as of September 30, 2017 and has been prepared to reflect the Business Combination as if they occurred on September 30, 2017. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017 combines the historical results of operations of Sunlong and for JM Global for the nine months ended September 30, 2017. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 combines the historical results of operations of Sunlong and JM Global, giving effect to the Business Combination as if they occurred on January 1, 2016.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017 was derived from Sunlong’s unaudited consolidated statement of operations for the nine months ended September 30, 2017 and JM Global’s unaudited statement of operations for the nine months ended September 30, 2017, each of which is included elsewhere in this proxy statement. Such unaudited interim financial information has been prepared on a basis consistent with the audited financial statements of Sunlong and JM Global, respectively, and should be read in conjunction with the interim unaudited financial statements and audited financial statements and related notes, each of which is included elsewhere in this proxy statement. The unaudited pro forma condensed combined statement of operations information for the year ended December 31, 2016 was derived from Sunlong and JM Global’s audited statement of operations for the year ended December 31, 2016 included elsewhere in this proxy statement.

These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would actually have been obtained had the Business Combination been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information. The combined company will incur additional costs after the Business Combination in order to satisfy its obligations as a fully reporting public company. In addition, we anticipate the adoption of various stock compensation plans or programs (including the Incentive Plan) that are typical for employees, officers and directors of public companies. No adjustment to the unaudited pro forma statement of operations has been made for these items as they are not directly related to the Business Combination and amounts are not yet known.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and the sections entitled “Sunlong Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “JM Global Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical financial statements and notes thereto of Sunlong and JM Global included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial statements have been prepared using two different levels of assumed redemptions of JM Global common stock:

•         Assuming maximum redemptions of 100% of outstanding public common stock plus redemptions of 100% of redeemable outstanding common shares held by the Sponsor. As of September 30, 2017, JM Global has 5,599,388 shares of common stock outstanding, of which 3,386,888 shares are redeemable. This presentation assumes that JM Global stockholders exercise redemption rights with respect to 3,386,888 shares of the remaining redeemable common stock and additional $33,868,880 is withdrawn from our trust account to fund such redemption of shares of common stock at $10.00 per share.

JM GLOBAL HOLDING COMPANY
Unaudited Pro Forma Combined Balance Sheet
As of September 30, 2017

	JM Global	China Sunlong	Adjustment for Merger Assuming Maximum Redemptions	Note	Pro Forma Combined Assuming Maximum Redemptions	Adjustment for Merger Assuming Low Redemptions	Note	Pro Forma Combined Assuming Low Redemptions
	(Unaudited)	(Unaudited)			(Unaudited)			(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$2,799	$414,831	$6,500,000	3b	$6,917,630	$40,368,880	3b	$40,786,510
Accounts receivable, net	—	18,098,699	—		18,098,699	—		18,098,699
Other receivables	—	4,103	—		4,103	—		4,103
Inventories, net	—	3,876,665	—		3,876,665	—		3,876,665
Prepaid and other current assets	22,622	25,047,318	—		25,069,940	—		25,069,940
TOTAL CURRENT ASSETS	25,421	47,441,616	6,500,000		53,967,037	40,368,880		87,835,917

PROPERTY AND EQUIPMENT, NET	—	2,192,520			2,192,520			2,192,520
					—			—
OTHER ASSETS					—			—
Trust account	40,434,721	—	(33,868,880)	3a	6,565,841	(40,434,721)	3b	—
			(6,500,000)	3b	(6,500,000)			—
			(65,841)	3b	(65,841)			—
					—			—
Goodwill	—	3,830,813	—		3,830,813	—		3,830,813
Intangible assets, net	—	1,242,155	—		1,242,155	—		1,242,155
Other assets	—	1,154,433	—		1,154,433	—		1,154,433
Deferred tax assets	—	444,326	—		444,326	—		444,326
TOTAL OTHER ASSETS	40,434,721	6,227,401	(40,434,721)		6,671,727	(40,434,721)		8,864,247

TOTAL ASSETS	$40,460,142	$56,305,863	$(33,934,721)		$62,831,284	$(65,841)		$96,700,164

CURRENT LIABILITIES
Short term loan – bank	$—	$2,254,425	$—		$2,254,425	$—		$2,254,425
Third party loan	—	145,228	—		145,228	—		145,228
Accounts payable	92,061	249,178	—		341,239	—		341,239
Other payables and accrued liabilities	214,339	194,623	(65,841)	3b	343,121	(65,841)	3b	343,121
Other payables – related party	140,500	988,476	—		1,128,976	—		1,128,976
Customer deposits	—	969,903	—		969,903	—		969,903
Taxes payable	—	16,231,526	—		16,231,526	—		16,231,526
TOTAL LIABILITIES	446,900	21,033,359	(65,841)		21,414,418	(65,841)		21,414,418

LONG-TERM LIABILITIES	—	66,665	—		66,665	—		66,665

TOTAL LIABILITIES	446,900	21,100,024	(65,841)		21,481,083	(65,841)		21,481,083

Common stock subject to possible redemption: 3,036,888 and 4,000,000 shares (at a redemption value of approximately $10 per share) at September 30, 2017 and December 31, 2016, respectively	30,368,880	—	(30,368,880)	3a	—	(30,368,880)	3c	—

SHAREHOLDERS’ EQUITY (DEFICIENCY)
Preferred stock, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value, 15,000,000 shares authorized; 2,562,500 shares issued and outstanding (excluding 4,000,000 shares subject to redemption)	256	53	(53)	3e	1,169	304	3c	1,508
			948	3f		(53)	3e
			(35)	3g		948	3f
Stock subscription receivable	—	(50)	—		(50)			(50)
Additional paid-in-capital	10,807,708	10,593,288	(1,163,602)	3d	16,736,534	30,368,576	3c	50,605,075
			53	3e		(1,163,602)	3d
			(948)	3f		53	3e
			(3,499,965)	3g		(948)	3f
Statutory reserve	—	2,247,684	—		2,247,684	—		2,247,684
Retained earnings (accumulated deficit)	(1,163,602)	22,114,221	1,163,602	3d	22,114,221	1,163,602	3d	22,114,221
Accumulated other comprehensive income (loss)	—	250,643	—		250,643	—		250,643
TOTAL STOCKHOLDERS’ EQUITY	9,644,362	35,205,839	(3,500,000)		41,350,201	30,368,880		75,219,081

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIENCY)	$40,460,142	$56,305,863	$(33,934,721)		$62,831,284	$(65,841)		$96,700,164

JM GLOBAL HOLDING COMPANY
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2016

	JM Global	China Sunlong	Adjustment for Merger Assuming Maximum Redemptions	Note	Pro Forma Combined Assuming Maximum Redemptions	Adjustment for Merger Assuming Low Redemptions		Note	Pro Forma Combined Assuming Low Redemptions
					(Unaudited)				(Unaudited)
REVENUES	$—	$26,305,723	$—		$26,305,723		$—		$26,305,723

COST OF REVENUES	—	14,148,836	—		14,148,836		—		14,148,836

GROSS PROFIT	—	12,156,887	—		12,156,887		—		12,156,887

OPERATING EXPENSES:
Selling, general and administrative	627,579	867,872	—		1,495,451		—		1,495,451
Total operating expenses	627,579	867,872	—		1,495,451		—		1,495,451

INCOME (LOSS) FROM OPERATIONS	(627,579)	11,289,015	—		10,661,436		—		10,661,436

OTHER INCOME (EXPENSE), NET	85,963	(149,739)	(85,963)	4a	(149,739)		(85,963)	4a	(149,739)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(541,616)	11,139,276	(85,963)		10,511,697		(85,963)		10,511,697

INCOME TAX	—	1,849,935	—		1,849,935		—		1,849,935

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$(541,616)	$9,289,341	$(85,963)		$8,661,762		$(85,963)		$8,661,762

EARNINGS (LOSS) PER SHARE
Basic and diluted	$(0.21)				$0.76	$			$0.59

WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING
Basic and diluted	2,562,500		8,835,826	5a	11,398,326		12,222,714	5a	14,785,214

JM GLOBAL HOLDING COMPANY
Unaudited Pro Forma Combined Statement of Operations
For the Nine Months Ended September 30, 2017

	JM Global	China Sunlong	Adjustment for Merger Assuming Maximum Redemptions	Note	Pro Forma Combined Assuming Maximum Redemptions	Adjustment for Merger Assuming Low Redemptions		Note	Pro Forma Combined Assuming Low Redemptions
	(Unaudited)	(Unaudited)			(Unaudited)				(Unaudited)
REVENUES	$—	$38,345,612	$—		$38,345,612		$—		$38,345,612

COST OF REVENUES	—	19,085,820	—		19,085,820		—		19,085,820

GROSS PROFIT	—	19,259,792	—		19,259,792		—		19,259,792

OPERATING EXPENSES:
Selling, general and administrative	615,384	1,114,947	—		1,730,331		—		1,730,331
Provision for doubtful accounts		2,897,250			2,897,250				2,897,250
Total operating expenses	615,384	4,012,197	—		4,627,581		—		4,627,581

INCOME (LOSS) FROM OPERATIONS	(615,384)	15,247,595	—		14,632,211		—		14,632,211

OTHER INCOME (EXPENSE), NET	227,603	(157,582)	(227,603)	4a	(157,582)		(227,603)	4a	(157,582)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(387,781)	15,090,013	(227,603)		14,474,629		(227,603)		14,474,629

INCOME TAX	—	2,470,114	—		2,470,114		—		2,470,114

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$(387,781)	$12,619,899	$(227,603)		$12,004,515		$—		$12,004,515

EARNINGS (LOSS) PER SHARE
Basic and diluted	$(0.15)				$1.05	$			$0.81

WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING
Basic and diluted	2,562,500		8,835,826	5a	11,398,326		12,222,714	5a	14,85,214

Note 1 — Description of Transactions

Pursuant to the Share Exchange Agreement, dated as of August 28, 2017, as it may be amended (the “Share Exchange Agreement”), by and among the Company, China Sunlong Environmental Technology, Inc. (“CaymanCo”), Zhong Hui Holding Limited in its capacity thereunder as the Purchaser Representative, the stockholders of CaymanCo (CaymanCo and its consolidated subsidiaries hereafter are collectively referred as “Sunlong”, and Chuanliu Ni, solely in his capacity as the Seller Representative, and the transactions contemplated thereby, the Company will acquire all of the outstanding equity interests of CaymanCo from CaymanCo’s shareholders in exchange for newly issued shares of common stock of the Company (the “Exchange Shares”) valued at $10.00 per share, with the number of shares based on the $92 million valuation of Sunlong, plus (or minus if negative) (i) (A) the net working capital of Sunlong as of the close of business on the Closing Date less (B) the target net working capital amount of $26,550,000, minus (ii) the indebtedness (net of cash) of Sunlong as of the close of business on the Closing Date, minus (iii) the amount of any unpaid Transaction Expenses under the terms of the Share Exchange Agreement,

•         Ten percent (10%) of the Exchange Shares (“Escrow Shares”) will be deposited in escrow at the closing of the Business Combination (which is also referred to herein as the closing) and subject to forfeiture back to us (along with dividends and other earnings otherwise payable with respect to such Escrow Shares) in the event that the Purchaser Representative successfully brings an indemnification claim under the Exchange Agreement on behalf of our shareholders. The Escrow Shares will be held in escrow for 18 months after the closing as security for CaymanCo’s and such shareholders’ indemnification obligations under the share exchange agreement. The Exchange Shares, including the Escrow Shares, will be allocated among the Sellers pro-rata based on each Seller’s ownership of the Company prior to the closing.

•         Based on funds in the trust account of approximately $40.4 million on September 30, 2017 following the redemption of 963,112 shares of common stock with a total amount of approximately $9.6 million in connection with the First Extension Meeting (and approximately $66,000 of which is anticipated to be withdrawn in the fourth quarter of 2017 for working capital purposes).

The transaction is subject to the satisfaction of customary closing conditions, including approval of JM Global’s shareholders.

Note 2 — Basis of Presentation

The Business Combination will be accounted for as a reverse merger in accordance with accounting principles generally accepted in the United States of America. Under this method of accounting, JM Global will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Sunlong comprising the ongoing operations of the combined company, Sunlong’s senior management comprising the senior management of the combined company and Sunlong stockholders having a majority of the voting power of the combined company. For accounting purposes, Sunlong will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Sunlong (i.e., a capital transaction involving the issuance of stock by JM Global for the stock of Sunlong). Accordingly, the consolidated assets, liabilities and results of operations of Sunlong will become the historical financial statements of the combined company, and JM Global’s assets, liabilities and results of operations will be consolidated with Sunlong beginning on the acquisition date.

The unaudited pro forma condensed combined balance sheet as of September 30, 2017 was derived from Sunlong’s unaudited consolidated balance sheet, and JM Global’s unaudited balance sheet, as of September 30, 2017. The unaudited pro forma condensed combined balance sheet as of September 30, 2017 assumes that the Business Combination were completed on September 30, 2017.

The unaudited pro forma condensed combined statement of operations information for the nine months ended September 30, 2017 was derived from Sunlong’s unaudited consolidated statement of operations and JM Global’s unaudited statements of operations for the nine months ended September 30, 2017. The unaudited pro forma condensed combined statement of operations information for the year ended December 31, 2016 was derived from Sunlong and JM Global’s audited consolidated statement of operations for the year ended December 31, 2016 and gives pro forma effect to the Business Combination as if they had occurred on January 1, 2016.

Note 3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The pro forma adjustments to the unaudited combined pro forma balance sheet consist of the following:

(a)      Reflects the transaction effect in the maximum redemption presentation of 3,386,888 shares of common stock. As of September 30, 2017, JM Global has 5,599,388 shares of common stock outstanding, of which, 3,036,888 shares are redeemable. The Company has subsequently agreed to allow its Sponsor to redeem an additional 350,000 shares purchased in the Company’s IPO, which results in a total of 3,386,888 shares of redeemable shares. This presentation assumes that JM Global stockholders exercise redemption rights with respect to 3,386,888 shares of the remaining redeemable common stock.

(b)      Reflects cash funding as follows: (i) the transfer of $6.5 million from our trust account to the cash account, (ii) the transfer of approximately $66,000 from our trust account for the payment of taxes and working capital, and.(iii) the withdrawal of funds from our trust account to fund the redemption of shares of common stock, at $10.00 per share, assumed deemed by shareholders as follows: $33,868,880 additional withdrawn from our trust account to fund the redemption of an additional 3,386,888 shares of common stock in the “maximum redemption” presentation. As of September 30, 2017, JM Global has 5,599,388 shares of common stock outstanding, of which, 3,036,888 shares are redeemable. The Company has subsequently agreed to allow its Sponsor to redeem an additional 350,000 shares purchased in the Company’s IPO, which results in a total of 3,386,888 shares of redeemable shares pf common stock. The number of non-redeemable shares of common stock acquired by the Sponsor in the IPO is reduced to 650,000 shares.

(c)      Reflects the elimination of 3,036,888 shares of common stock subject to redemption in the no redemption presentation and the reclassification of those shares into common stock.

(d)      Reflects the elimination of JM Global’s accumulated deficit upon consummation of the Business Combination.

(e)      Reflects the elimination of Sunlong’s common stock upon consummation of the Business Combination.

(f)      Reflects the payment of the total merger consideration pursuant to the Share Exchange Agreement in the amount of approximately $91.9 million in fair value of 9,185,826 shares of common stock valued at $10.00 per share, based on the current estimates of the components of the Adjusted Equity Value. Such anticipated payment is subject to certain adjustments. The calculation for total estimated merger consideration is based on the historical Sunlong financial information for the nine months ended September 30, 2017 (assuming there is no unpaid transaction expenses at closing):

Add	Net Working Capital	$28,393,079
Less	Target Net Working Capital	26,550,000
Less	Closing indebtedness net of cash	1,984,822
Less	Unpaid transaction expenses	—
	Adjustment	(141,743)
	Aggregate consideration for the Business Combination	92,000,000
	Total value of estimated merger consideration	$91,858,257
	Per share value	10
	Total number of Merger Consideration shares	9,185,826

 (g)    Reflects the reclassification of the additional 350,000 shares of the non-redeemable common stock held by our Sponsor to redeemable common stock in the maximum redemption presentation. Our Sponsor purchased 3,000,000 shares of our common stock in the IPO of which 1,000,000 shares were non-redeemable. We have agreed to permit our Sponsor to redeem an additional 350,000 of the non-redeemable public shares and 650,000 shares of Sponsor non-redeemable public shares will remain which would permit us to maintain at least $5,000,001 of net tangible assets. The redemption of the additional 350,000 Sponsor public shares will result in the additional withdrawal of funds from our trust account to fund the redemption at $10.00 per share for a total of $3,500,000.

Note 4. Notes and Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The notes and pro forma adjustments to the unaudited condensed combined pro forma statements of operations consist of the following:

(a)      Elimination of interest income on the JM Global trust assets.

Note 5. Earnings per Share

The pro forma adjustments to the unaudited combined pro forma statement of operations earnings per share consist of the following:

(a)      The unaudited pro forma condensed combined basic and diluted earnings per share calculations are based on the historical JM Global weighted average number of shares outstanding of 2,562,500 for the nine months ended September 30, 2017 and for the year ended December 31, 2016, adjusted by: (a) 9,185,826 shares estimated to be issued in connection with the Business Combination and (b) 963,112 and 4,350,000 shares, respectively, assumed to be redeemed in the “no redemption” and “maximum redemption” presentations as follows:

	September 30, 2017	December 31, 2016
Weighted average shares reported	2,562,500	2,562,500
Add: Redeemable/IPO shares	4,000,000	4,000,000
Closing Merger Consideration payable in stock	9,185,826	9,185,826
Less: Low Shares Assumed Redeemed	(963,112)	(963,112)
Subtotal Added	12,222,714	12,222,714
Weighted average shares pro forma – No Redemptions	14,785,214	14,785,214
Less: Additional Shares Assumed Redeemed	(3,386,888)	(3,386,888)
Weighted average shares pro forma – Maximum Redemptions	11,398,326	11,398,326

There currently are 5,650,000 warrants of JM Global outstanding to purchase up to a total of 2,825,000 shares of our common stock, consisting of 5,000,000 public warrants originally sold as part of units in JM Global’s IPO, 250,000 placement warrants included in the placement units issued to our Sponsor in a private placement simultaneously with the consummation of JM Global’s IPO and 400,000 public warrants sold to the underwriter in our IPO. Each warrant entitles the holder thereof to purchase one-half of one share of JM Global’s common stock at a price of $5.75 per half share ($11.50 per whole share), subject to adjustment. Additionally, the underwriter in our IPO holds a purchase option to purchase up to 400,000 shares of our common stock at a price of $10.00 per share. Because the option and the warrants will be exercisable at per share amounts exceeding the current market price of JM Global common stock and the approximate per share redemption price of $10.00, the warrants are considered antidilutive and any shares that would be issued upon exercise of the warrants or conversion of the convertible preferred stock are not included in the earnings per share calculations.